Exhibit 99.3

Dyadic Receives Another Notice From American Stock Exchange and Provides Updates Regarding Gordian Strategic Process and Other Events

JUPITER, Fla – December 28, 2007 – Dyadic International, Inc. (AMEX: DIL) announced today that on December 10, 2007, the American Stock Exchange ("AMEX") notified Dyadic International, Inc. (the "Company" or "Dyadic") of the date for the Company's oral hearing to review the AMEX Listing Qualifications Department staff (the "Staff") determination to proceed with the delisting of the Company's common stock from AMEX.  The oral hearing, which will be held before an AMEX Listing Qualifications Panel, is scheduled for January 8, 2008.  By way of background, as previously disclosed in the Company's Current Reports on Form 8-K (filed on July 9, 2007, August 28, 2007, November 19, 2007 and December 3, 2007), the Company received notice from the Staff on November 27, 2007 that the Company had failed to regain compliance with AMEX's continued listing standards set forth in Sections 134 and 1101 of the AMEX Company Guide by the November 16, 2007 deadline previously imposed by AMEX, because the Company failed to timely file its Quarterly Reports on Form 10-QSB for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007.  Accordingly, the Staff provided notice to the Company of AMEX's intent to file a delisting application with the Securities and Exchange Commission (the "SEC") to strike the Company's common stock from listing and registration on AMEX.  In accordance with applicable AMEX rules, the Company appealed this determination and requested a hearing before an AMEX Listing Qualifications Panel (which oral hearing, as noted above, has now been scheduled for January 8, 2008).

On December 21, 2007, the Company received another notice from the Staff (the "December 21 Notice") indicating that the Company was not in compliance with AMEX's continued listing standards set forth in Section 704 of the AMEX Company Guide because the Company failed to hold an annual meeting of its stockholders in 2007 to elect directors and to take action on other corporate matters.  As previously disclosed in the Company's Current Report on Form 8-K (filed on November 19, 2007), the Company has been unable to call, notice and hold an annual stockholders' meeting for the election of directors in 2007 because of its inability to comply with the SEC's proxy rules in connection with any such meeting (which proxy rules require that the Company's related proxy or information statement be accompanied or preceded by an annual report to stockholders that includes audited financial statements and meets the other applicable requirements of the proxy rules).  In accordance with applicable AMEX rules and the December 21 Notice, the Company will have the opportunity to address this Staff determination at the January 8, 2008, oral hearing before the AMEX Listing Qualifications Panel.

There can be no assurance that the Company's appeal of the Staff's delisting determination will be successful or that the Company's request for continued listing (or any delay in delisting) by AMEX will be granted.  The halt on trading in the Company's shares remains in effect at the direction of AMEX, and there can be no assurance that trading (whether on AMEX or any other listing, trading or quotation system) will ever resume.  Based on information available as of the date of this filing, the Company believes it is unlikely that its appeal before the AMEX Listing Qualifications Panel will be successful.  The Company is considering its options available under the circumstances should AMEX strike the Company's common stock from listing and registration on AMEX.

As previously disclosed in the Company's Current Reports on Form 8-K (filed on October 24, 2007, November 19, 2007 and December 3, 2007), the Company has engaged Gordian Group, LLC ("Gordian Group") to serve as the Company’s investment banker and financial adviser to assist the Company in evaluating, exploring and, if deemed appropriate, pursuing and implementing certain strategic and financial options that may be available to the Company, including a possible sale, merger, restructuring, recapitalization, reorganization or other strategic or financial transaction.  On December 7, 2007, the Company commenced implementing a process (the "Strategic Process") designed to maximize the realizable value of the Company's business and assets for all Dyadic stockholders, by soliciting indications of interest from identified third parties concerning the possible sale of the Company (or the Company's outstanding stock or assets).  The Company's Strategic Process is being administered by Gordian Group under the direction of the Executive Committee of the Board of Directors.  No person is authorized to speak for the Company in connection with the Strategic Process other than Gordian Group and other persons authorized by the Executive Committee.  Although implementation of the Strategic Process has commenced, no conclusion as to any specific option or transaction has been reached, nor has any specific timetable been fixed for accomplishing this effort, and there can be no assurance that any strategic, financial or other option or transaction will be presented, implemented or consummated.

On December 10, 2007, the Company filed an answer to the petition previously filed by Mark A. Emalfarb, in his capacity as trustee of the Mark A. Emalfarb Trust, a stockholder of the Company, in the Court of Chancery of the State of Delaware pursuant to Section 211 of the General Corporation Law of the State of Delaware (the “211 Action”).  By way of background, as previously disclosed in the Company's Current Report on Form 8-K (filed on November 19, 2007), Mr. Emalfarb's petition in the 211 Action seeks an order of the Court directing the Company to call and hold an annual meeting of its stockholders for the election of directors.  As noted above, the Company has been unable to call, notice and hold an annual stockholders' meeting for the election of directors in 2007 because of its inability to comply with the SEC's proxy rules in connection with any such meeting (which proxy rules require that the Company's related proxy or information statement be accompanied or preceded by an annual report to stockholders that includes audited financial statements and meets the other applicable requirements of the proxy rules).  However, the Company desires to notice, convene and hold an annual meeting of stockholders if legally permitted to do so.  In response to Mr. Emalfarb’s petition, the Company joined in the request that the Court enter an order requiring it to hold an annual meeting and, in particular, requested that the Court enter an order:  (1) directing the Company to hold an annual meeting of stockholders for the election of two directors; (2) designating a date, time and place for such meeting and the record date for the determination of stockholders of the Company entitled to vote at such meeting, and approving the form of notice of the annual meeting; and (3) directing the Company to make prompt application to the SEC for any necessary exemptive relief, waiver, order or “no action letter” to ensure that the Company will be permitted to provide notice of the annual meeting, to make recommendations, to solicit proxies and to make public disclosures about the annual meeting in order to provide information that the Company's Board of Directors believes to be material to stockholders in connection with such annual meeting.  The Company intends to vigorously pursue its interests in connection with the 211 Action, but no assurance can be given as to the timing, costs to defend or the ultimate outcome of this matter.

On December 12, 2007, the six putative class action lawsuits filed in the United States District Court for the Southern District of Florida were consolidated, and the Court selected a lead plaintiff who is tasked with litigating the claims against the Company on behalf of all putative class members.  By way of background, as previously disclosed in the Company's Current Reports on Form 8-K (filed on October 24, 2007, November 19, 2007 and December 3, 2007), each individual putative class action complaint names the Company and certain current and former officers and directors of the Company as defendants.  The putative class action lawsuits allege that the defendants, among other things, violated federal securities laws by issuing various materially false and misleading statements that had the effect of artificially inflating the market price of the Company’s securities and causing putative class members to overpay for securities purchased during the period from March 30, 2006 through April 23, 2007.  The complaints seek, among other things, unspecified monetary damages and the costs and expenses incurred in prosecuting the action.  The Company and lead plaintiff’s counsel have filed a proposed schedule with the Court that would require, subject to the Court's approval, the lead plaintiff to file an amended and consolidated complaint by February 25, 2008 and the Company to respond to that complaint by April 28, 2008.  The Company intends to vigorously contest and defend the allegations under the amended and consolidated putative class action complaint, but no assurance can be given as to the timing, costs to defend or the ultimate outcome of this matter.

On December 28, 2007, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K, which includes discussion of the above-mentioned items.

About Dyadic

Dyadic International, Inc. is a biotechnology company that uses its patented and proprietary technologies to conduct research and development activities for the discovery, development, and manufacture of products and enabling solutions to the bioenergy, industrial enzyme and pharmaceutical industries.

Cautionary Statement for Forward-Looking Statements

Certain statements made in this press release may be considered "forward-looking statements." These forward-looking statements are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause our actual results, performance or achievements to be materially different from such forward-looking statements. In view of such risks and uncertainties, investors and stockholders should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this release, and we undertake no obligation to update any forward looking statements made herein. For a discussion of assumptions, risks and uncertainties identified by the Company, please see our filings from time to time with the Securities and Exchange Commission, which are available free of charge on the SEC's web site at http://www.sec.gov, including our Annual Report on Form 10-KSB for the year ended December 31, 2006, and our subsequent filings with the SEC.

Contact:

Berkman Associates
Investor Relations Counsel to Dyadic International, Inc.
Neil Berkman, 310-826-5051
info@berkmanassociates.com